                                                                   Exhibit 10.18

                                CONSENT AGREEMENT

     THIS CONSENT AGREEMENT, dated as of December 17, 2002 (this "Agreement"), is among APW Ltd., a Bermuda corporation (formerly known as AWP Ltd.) (the "Borrower"), various financial institutions (collectively, the "Lenders") and Bank of America, National Association, as Post-Petition agent (the "Post-Petition Agent") under the Post-Petition Multicurrency Superpriority Credit Agreement, dated as of May 16, 2002 (as heretofore amended, the "Credit Agreement") among the Borrower, the Lenders and the Post-Petition Agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

     WHEREAS, the Borrower has requested a consent to certain transactions under the Credit Agreement; and

     WHEREAS, the parties hereto are willing to consent to certain transactions as hereinafter set forth;

     NOW. THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

     SECTION 1. CONSENT. The parties hereby consent to the purchase of warrants for common stock of APW Ltd. from APW 401(k) Plan for not more than $25,000, notwithstanding any provision of Section 11.23 of the Loan Agreement to the contrary.

   SECTION 2. CONDITIONS PRECEDENT. This Agreement shall become effective when the Post-Petition Agent receives (i) this Agreement, duly executed by the Borrower, the Post-Petition Agent and the Majority Lenders and (ii) the consent to this Agreement by the Guarantors.

     SECTION 3. MISCELLANEOUS.

     3.1 Continuing Effectiveness. etc. The Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

     3.2 Limitation. This Agreement shall be limited to its terms and shall not constitute a waiver of any rights, powers and/or remedies the Lenders may have from time to time under the Credit Agreement or the Loan Documents.

     3.3 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     3.4 Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

     3.5 Execution in Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     3.6 Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     3.7 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                             [Signatures to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                APW LTD.


                                By:       /s/ Michael Gasick
                                   ---------------------------------------------
                                Name:         Michael Gasick
                                Title:          Treasurer


                                BANK OF AMERICA, NATIONAL
                                ASSOCIATION, as Post-Petition Agent

                                By:       /s/ M Duncan McDuffie
                                   ---------------------------------------------
                                Name:        M. Duncan McDuffie
                                Title:        Managing Director


                                GSC RECOVERY II, L.P.

                                        By: GSC Recovery II GP, L.P., its
                                general partner

                                        By: GSC RII, LLC, its general partner

                                        By: GSCP (NJ) Holdings, L.P., its sole
                                member

                                        By: GSCP (NJ), Inc., its general partner

                                By: ____________________________________________
                                Name:
                                Title:






                                                  Consent (DIP Credit Agreement)

                              GSC RECOVERY IIA, L.P.

                                 By: GSC Recovery IIA GP, L.P.,
                              its general partner

                                 By: GSC RII, LLC, its general partner

                                 By: GSCP (NJ) Holdings, L.P., its sole
                              member

                                 By: GSCP (NJ), Inc., its general partner


                              By:______________________________________
                              Name:
                              Title:


                              OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.
                              by Oaktree Capital Management, LLC,
                              its General Partner

                              By:         /s/ Stephen Kaplan        /s/
                                 --------------------------------------
                              Name:          Stephen Kaplan
                              Title:           Principal


                              OCM OPPORTUNITIES FUND III, L.P. by
                              Oaktree Capital Management, LLC, its
                              General Partner

                              By:  /s/ Lowell W. Hill               /s/
                                 --------------------------------------
                              Name:    Lowell W. Hill
                              Title:  Managing Director


                              OCM OPPORTUNITIES FUND IV, L.P. by
                              Oaktree Capital Management, LLC, its
                              General Partner

                              By:   /s/ Lowell W. Hill              /s/
                                 --------------------------------------
                              Name:     Lowell W. Hill
                              Title:   Managing Director

                                         Consent (DIP Credit Agreement)

                                          O'CONNOR DISTRESSED TRADING
                                          MASTER LTD., by UBS O'Connor LLC,its
                                          investment adviaor

                                          By:___________________________________
                                          Name:
                                          Title:


                                          PERRY PRINCIPALS, L.L.C.

                                          By:___________________________________
                                          Name:
                                          Title:


                                          ROYAL BANK OF SCOTLAND, PLC

                                          By: /s/ T. J. Smith
                                             -----------------------------------
                                          Name:   T. J. Smith
                                          Title: Corporate Director


                                          WILLIAM E. SIMON & SONS SPECIAL
                                          SITUATIONS PARTNERS II, L.P.

                                          By:___________________________________
                                          Name:
                                          Title:

                                                  Consent (DIP Credit Agreement)

                        GUARANTOR AGREEMENT AND CONSENT

     The undersigned Guarantors hereby agree and consent, as of the date first written above, to the terms and provisions of the above Consent Agreement, and agree that the Loan Documents, guarantee documents and facility agreements executed by the undersigned Guarantors shall remain in full force and effect notwithstanding the provisions of such Consent Agreement.

AIR CARGO EQUIPMENT (UK) LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APPLIED POWER CREDIT CORPORATION


By:   /s/ Michael Gasick
    ----------------------------------
Name:
Title:


APPLIED POWER LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW BRASIL, LTDA.


By:   /s/ C J Freeland
    ----------------------------------
Name: Christopher John Freeland
Title: Site Leader

                                        Guarantor Consent (DIP Credit Agreement)

APW ELECTRONICS GROUP PLC


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ELECTRONICS GMBH


By:   /s/ S L Kirby
    ----------------------------------
Name:
Title:


APW ELECTRONICS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ELECTRONICS OVERSEAS INVESTMENTS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURE PRODUCTS AND SYSTEMS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director

                                        Guarantor Consent (DIP Credit Agreement)

APW ENCLOSURE SYSTEMS (UK) LIMITED


By:    /s/ S L Kirby
    ----------------------------------
Name:  Samantha Kirby
Title: Director


APW ENCLOSURE SYSTEMS HOLDINGS, INC.


By:    /s/ Michael Gasick
    ----------------------------------
Name:
Title:


APW ENCLOSURES SYSTEMS HOLDINGS LIMITED


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director


APW ENCLOSURES SYSTEMS, LP by
APW Enclosure Systems Holding, Inc., its
General Partner


By:    /s/ Michael Gasick
    ----------------------------------
Name:
Title:


APW ENCLOSURE SYSTEMS PLC


By:   /s/ S L Kirby
    ----------------------------------
Name: Samantha Kirby
Title: Director

                                        Guarantor Consent (DIP Credit Agreement)

APW ENCLOSURE SYSTEMS, INC.

By:    /s/ Michael Gasick
   -----------------------------
Name:
Title:

APW ENCLOSURES (DUBLIN) LIMITED

By:    /s/ S L Kirby
    ----------------------------------
Name:  Samantha Kirby
Title: Director

APW ENCLOSURES LIMITED

By:    /s/ S L Kirby
    ----------------------------------
Name:  Samantha Kirby
Title: Director

APW FINANCE LIMITED

By:    /s/ S L Kirby
    ----------------------------------
Name:
Title:

APW GALWAY LIMITED

By:    /s/ S L Kirby
    ----------------------------------
Name:  Samantha Kirby
Title: Director

APW HOLDING B.V.

By:    /s/ S L Kirby
    ----------------------------------
Name:
Title:

                                        Guarantor Consent (DIP Credit Agreement)

APW HOLDINGS (EUROPE) LIMITED

By:    /s/ S L Kirby
   -------------------------------
Name:  Samantha Kirby
Title: Director


APW INVESTMENTS UK LIMITED

By:    /s/ S L Kirby
   -------------------------------
Name:  Samantha Kirby
Title: Director


APW MAYVILLE LLC

By:    /s/ Michael Gasick
   -----------------------------
Name:
Title:


APW NETHERLANDS B.V.

By:    /s/ S L Kirby
   -------------------------------
Name:  Samantha Kirby
Title: Director


APW NEW FOREST LIMITED

By:____________________________
Name:
Title:


APW NORTH AMERICA INC.

By:    /s/ Michael Gasick
   -----------------------------
Name:
Title:

                                        Guarantor Consent (DIP Credit Agreement)

APW POWER SUPPLIES AS

By:          /s/ S L Kirby
    ------------------------------------
Name:
Title:


APW POWER SUPPLIES LTD.

By:      /s/ S L Kirby
    ------------------------------------
Name:        Samantha Kirby
Title:          Director


APW PRODUCTS AND SYSTEMS B.V.

By:      /s/ S L Kirby
    ------------------------------------
Name:        Samantha Kirby
Title:        Director


APW-ERIE, INC.

By:      /s/ Michael Gasick
    ------------------------------------
Name:
Title:


ASPEN MOTION TECHNOLOGIES INC.

By:      /s/ Michael Gasick
    ------------------------------------
Name:
Title:


C FAB DEVELOPMENTS LTD.

By:      /s/ S L Kirby
    ------------------------------------
Name:        Samantha Kirby
Title:          Director





                                        Guarantor Consent (DIP Credit Agreement)

CIPRESMAD HUNGARY GROUP
FINANCING LLC

By: /s/ Howard Lederman
    -------------------------------------
Name:
Title:


EDER INDUSTRIES INC.

By: /s/ Michael Gasick
    -------------------------------------
Name:
Title:


ELECTRONIC SOLUTIONS

By: /s/ Michael Gasick
    -------------------------------------
Name:
Title:


HOERMANN ELECTRONICS LIMITED

By: /s/ S L Kirby
    ------------------------------------
Name:
Title:


HOERMANN SECURITY SYSTEMS LTD.

By: /s/ S L Kirby
    ------------------------------------
Name:
Title:


INNOVATIVE METAL FABRICATION,
INC.

By: /s/ Michael Gasick
    -------------------------------------
Name:
Title:







                                        Guarantor Consent (DIP Credit Agreement)

J HIGGINS MANUFACTURING
(IRELAND) LTD.

By: /s/ S L Kirby
    ------------------------------
Name:  Samantha Kirby
Title: Director


MCLEAN MIDWEST CORPORATION

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


MCLEAN WEST INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


PRECISION FABRICATION
TECHNOLOGIES INC.

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


TOWERFLAME LIMITED

By: /s/ S L Kirby
    ------------------------------
Name:  Samantha Kirby
Title: Director


WRIGHT LINE EUROPE B.V.

By: /s/ S L Kirby
    ------------------------------
Name:
Title:

                                        Guarantor Consent (DIP Credit Agreement)

WRIGHT LINE LIMITED

By: /s/ S L Kirby
    ------------------------------
Name:  Samantha Kirby
Title: Director


WRIGHT LINE LLC (formerly known as
APW Wright Line LLC)

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:


ZERO-EAST DIVISION, ZERO
CORPORATION

By: /s/ Michael Gasick
    ------------------------------
Name:
Title:

                                        Guarantor Consent (DIP Credit Agreement)